Exhibit 10.17

AMENDMENT #1 TO SUPPLY AND LICENSE AGREEMENT

This Amendment #1 (this “Amendment #1”), effective as of March 14, 2008 (the “Effective Date”), is made by and between SPI Pharma, Inc., a Delaware corporation with its principal offices at 321 Cherry Lane, New Castle, Delaware 19720 (hereinafter referred to as “Supplier”) and Transcept Pharmaceuticals, Inc. (formerly, TransOral Pharmaceuticals), a Delaware corporation with its principal offices at 1003 W. Cutting Blvd., Suite 110, Pt. Richmond, California 94804. SPI and the Transcept may be referred to herein by name or as a “Party,” or collectively as the “Parties.”

BACKGROUND

WHEREAS, SPI and Transcept entered into that certain Supply and License Agreement dated June 27, 2006 (such agreement, the “[***] Supply and License Agreement”) under which SPI undertook certain obligations to manufacture and supply Product (as defined in the [***] Supply and License Agreement) for Transcept and Transcept undertook certain payment obligations with respect to such supplied Product.

WHEREAS, the Parties now wish to amend the [***] Supply and License Agreement to extend the term thereof.

NOW, THEREFORE, in consideration of the covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by the Parties, each of the undersigned covenants and agrees as follows:

1.	The defined term “Territory” in Article 1 of the [***] Supply and License Agreement is amended and restated to read as follows:

“Territory” means the [***].

2.	Section 9.1 of the [***] Supply and License Agreement is amended and restated to read as follows:

“9.1 Term of Agreement. Unless earlier terminated as described below, this Agreement shall be effective as of the Effective Date and shall remain in effect for a period of ten (10) years thereafter (the “Term”).”

3.	Each Party represents and warrants that: (i) it has full power and authority to enter into and perform this Amendment #1; (ii) its entering into of this Amendment #1 will not violate any right of or breach any obligation to any third party under any agreement or arrangement between such Party and such third party; and (iii) its execution, delivery and performance of this Agreement has been duly authorized by such Party.

[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

4.	All of the covenants and agreements contained herein shall be binding upon and shall inure to the benefit of the Parties and their respective representatives, successors and assigns.

5.	Any disputes arising from this Amendment #1 shall be governed by the provisions of Sections 14.7 and 14.8 of the [***] Supply and License Agreement. Except for as specifically modified under this Amendment #1, all of the Parties’ obligations under the [***] Supply and License Agreement shall remain unchanged.

6.	This Amendment #1 may be executed in counterparts, all of which, when taken together, shall constitute one and the same Amendment #1.

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[***] Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this exhibit and have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties hereto have each duly executed this Amendment #1 effective as of the Effective Date.

SPI PHARMA, INC.

By:	/s/ R. Sarath Chandar
Name: R. Sarath Chandar
Title: VP, GLOBAL MARKETING

TRANSCEPT PHARMACEUTICALS, INC.

By:	/s/ Glenn A. Oclassen
Name: Glenn A. Oclassen
Title: CEO, President, Director

By:	/s/ Thomas P. Soloway
Name: Thomas P. Soloway
Title: Senior Vice President & CFO

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